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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported) APRIL 26, 1999





                         Commission file number 0-23789




                         FLOUR CITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)





           Nevada                                    62-1709152
   ------------------------             ------------------------------------
   (State of Incorporation)             (I.R.S. Employer Identification No.)

             915 Riverview Drive, Suite One, Johnson City, TN 37620
               (Address of principal executive offices, zip code)

                                 (423) 928-2724
              (Registrant's telephone number, including area code)





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 26, 1999, the Registrant was informed by its independent auditors, Deloitte & Touche LLP ("D&T"), of D&T's resignation, effective as of that date.

         The reports of D&T on the financial statements of the Registrant for each of the two fiscal years ended October 31, 1998 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During each of the two fiscal years ended October 31, 1998, and the subsequent interim period preceding D&T's resignation, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in connection with their reports. During these periods, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         The Audit Committee of the Board of Directors did not recommend a change in independent accountants and did not request that D&T resign the account.

         The Registrant has authorized D&T to respond fully to the inquiries of the Registrant's successor accountant and has requested that D&T provide the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated April 30,1999, is filed as exhibit 16.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

16.1   Letter re change in certifying accountant

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FLOUR CITY INTERNATIONAL, INC.

                                        /s/  ROBERT O. BRUCE
                                        ------------------------
                                        Robert O. Bruce
                                        Chief Financial Officer

                                        Date:  April 30, 1999


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                                  EXHIBIT INDEX

Exhibit Number              Exhibit Contents
--------------              ----------------
16.1                        Letter re change in certifying accountant


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